UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: December 31

Date of reporting period: September 30, 2004

ITEM 1. SCHEDULE OF INVESTMENTS

SMITH BARNEY FUNDS, INC.

SHORT–TERM INVESTMENT GRADE BOND FUND

FORM N-Q

SEPTEMBER 30, 2004

SHORT-TERM INVESTMENT GRADE BOND FUND

Schedule of Investments (unaudited)	September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES - 20.6%

U.S. Government Obligations - 4.0%
		U.S. Treasury Notes:
$4,300,000		6.125% due 8/15/07 (b)	$4,686,832
4,200,000		5.500% due 2/15/08	4,537,642
2,600,000		3.250% due 1/15/09	2,602,033
3,000,000		4.000% due 6/15/09	3,088,362

			14,914,869

U.S. Government Agency Mortgage Pass-Throughs - 13.3%
1,323,309		Federal Home Loan Bank Corp., 5.913% due 6/1/31 (c)	1,342,672
		Federal National Mortgage Association:
10,000,000		4.500% due 10/15/99 (d)	9,965,620
292,474		5.955% due 5/1/32 (c)	300,648
1,844,210		5.262% due 8/1/32 (c)	1,876,785
3,911,646		4.821% due 12/1/32 (c)	3,964,010
3,652,149		4.661% due 1/1/33 (c)	3,705,899
1,471,363		4.678% due 2/1/33 (c)	1,500,398
2,145,036		4.866% due 2/1/33 (c)	2,200,043
2,824,355		4.490% due 4/1/33 (c)	2,860,324
3,727,220		4.707% due 4/1/33 (c)	3,805,131
2,200,571		4.160% due 6/1/33 (c)	2,230,896
4,045,917		4.511% due 6/1/33 (c)	4,081,577
4,530,967		5.515% due 3/1/34 (c)	4,754,551
4,028,366		3.997% due 5/1/34 (c)	4,010,707
2,983,835		4.551% due 8/1/34 (c)	3,038,209

			49,637,470

U.S. Government Agency Bonds and Notes - 3.3%
2,500,000		Fannie Mae, Benchmark Notes, 3.250% due 2/15/09	2,464,988
2,300,000		Federal Home Loan Bank Corp., Global Bonds, 5.125% due 3/6/06	2,383,686
7,400,000		Freddie Mac, Reference Notes, 5.500% due 7/15/06	7,757,413

			12,606,087

		TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES (Cost - $77,394,775)	77,158,426

CORPORATE BONDS AND NOTES - 51.9%

BASIC MATERIALS - 0.1%
Forest Products & Paper - 0.1%
300,000	BBB	Weyerhaeuser Co., Notes, 5.500% due 3/15/05	303,974

COMMUNICATIONS - 4.2%
Media-1.2%
1,800,000	A-	CBS, Inc., Sr. Notes, 7.150% due 5/20/05	1,852,826
2,575,000	A-	Reed Elsevier Capital Inc., Notes, 6.125% due 8/1/06	2,710,829

			4,563,655

See Notes to Schedule of Investments.

SHORT-TERM INVESTMENT GRADE BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
Telecommunications - 3.0%
$500,000	BBB	AT&T Wireless Services Inc., Sr. Notes, 6.875% due 4/18/05 (e)	$511,754
3,300,000	A	Bellsouth Corp., Notes, 4.119% due 4/26/05 (c)(f)	3,332,601
2,000,000	A+	Cingular Wireless LLC., Notes, 5.625% due 12/15/06	2,093,786
2,500,000	A+	SBC Communications Inc., Notes, 5.750% due 5/2/06	2,611,260
2,375,000	A+	Verizon Global Funding Corp., Notes, 6.125% due 6/15/07	2,546,230

			11,095,631

		TOTAL COMMUNICATIONS	15,659,286

CONSUMER CYCLICAL - 4.3%
Apparel - 0.6%
2,150,000	A-	VF Corp., Notes, 8.100% due 10/1/05	2,260,480

Auto Parts & Equipment - 0.7%
2,650,000	A	Johnson Controls Inc., Notes, 5.000% due 11/15/06	2,756,872

Retail - 2.2%
873,000	A	Costco Wholesale Corp., Sr. Notes, 5.500% due 3/15/07	919,814
3,275,000	AA	The Home Depot Inc., Sr. Notes, 5.375% due 4/1/06	3,403,698
3,725,000	AA	Wal-Mart Stores, Inc., Notes, 3.375% due 10/1/08	3,703,067

			8,026,579

Textiles - 0.8%
2,760,000	A	Cintas Corp. No. 2, Sr. Notes, 5.125% due 6/1/07	2,905,996

		TOTAL CONSUMER CYCLICAL	15,949,927

CONSUMER NON-CYCLICAL - 7.4%
Beverages - 1.4%
2,855,000	A	Bottling Group LLC., Sr. Notes, 2.450% due 10/16/06	2,826,065
2,225,000	A+	Diageo Capital PLC, Notes, 3.500% due 11/19/07	2,231,673

			5,057,738

Cosmetics/Personal Care - 3.4%
3,540,000	AA-	Colgate-Palmolive Co., Notes, 5.340% due 3/27/06	3,679,143
3,600,000	AA-	The Gillette Co., Notes, 3.500% due 10/15/07	3,625,589
		Kimberly-Clark Corp., Notes:
2,000,000	Aa2*	4.500% due 7/30/05 (f)	2,030,828
3,022,000	Aa2*	7.100% due 8/1/07	3,354,278

			12,689,838

Food - 2.6%
2,300,000	A	Campbell Soup Co., Notes, 5.500% due 3/15/07	2,418,351
1,960,000	A	McDonald’s Corp., Medium-Term Notes, Series G, 5.375% due 4/30/07	2,062,204
2,250,000	A-	Nabisco Inc., Notes, 6.375% due 2/1/05	2,273,312
2,000,000	AA-	Sysco Corp., Notes, 4.750% due 7/30/05	2,032,400
1,000,000	BBB	Tyson Foods Inc., Notes, 6.625% due 10/1/04	1,000,000

			9,786,267

		TOTAL CONSUMER NON-CYCLICAL	27,533,843

See Notes to Schedule of Investments.

SHORT-TERM INVESTMENT GRADE BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
ENERGY - 1.9%
Oil & Gas - 1.2%
$2,250,000	A-	Conoco Funding Co., Notes, 5.450% due 10/15/06	$2,360,050
1,830,000	A	Norsk Hydro A/S, Notes, 6.360% due 1/15/09	2,000,759

			4,360,809

Oil & Gas Services - 0.7%
2,700,000	A-	Cooper Cameron Corp., Sr. Notes, 2.65% due 4/15/07	2,646,867

		TOTAL ENERGY	7,007,676

FINANCIALS - 28.0%
Banks - 9.0%
2,000,000	A+	ABN AMRO Bank, Sub. Notes, 7.125% due 6/18/07	2,196,750
2,975,000	A+	American Express Centurion, Bank Notes, Series T, 1.901% due 7/19/07 (b)	2,975,628
3,035,000	A2*	BB&T Corp., Sub. Notes, 6.375% due 6/30/05	3,118,456
3,000,000	AA-	Fifth Third Bank, Notes, 2.700% due 1/30/07	2,976,717
2,490,000	A1*	FleetBoston Financial Corp., Sr. Notes, Series T, 4.200% due 11/30/07	2,559,429
2,092,000	A1*	Key Bank N.A., Notes, 5.000% due 7/17/07	2,178,808
2,750,000	Aa3*	M&I Marshall & Isley Bank N.A., Certificates of Deposit, 1.568% due 3/10/05	2,744,759
2,270,000	A1*	NBD Bancorp, Inc., Sub. Notes, 7.125% due 5/15/07	2,489,094
3,300,000	Aa2*	SunTrust Banks, Inc., Sr. Notes, 2.125% due 1/30/06	3,281,936
3,325,000	AA-	U.S. Bank N.A., Notes, 2.870% due 2/1/07	3,304,950
1,325,000	A1*	Wachovia Corp., Sr. Notes, 6.400% due 4/1/08	1,444,004
2,350,000	Aa1*	Wells Fargo Bank N.A., Sub. Notes, 7.800% due 6/15/10 (c)	2,430,551
2,000,000	BBB	Zions Bancorp., Sr. Notes, 2.700% due 5/1/06	1,993,810

			33,694,892

Diversified Financial Services - 12.2%
2,275,000	A1*	The Bear Stearns Cos. Inc., Notes, 6.500% due 5/1/06	2,401,326
2,000,000	A	Countrywide Home Loans, Inc., Medium-Term Notes, Series K, 5.625% due 5/15/07	2,110,196
2,825,000	A+	Credit Suisse First Boston (USA) Inc., Notes, 3.875% due 1/15/09	2,825,828
1,025,000	A-	John Deere Capital Corp., Medium-Term Notes, Series D, 1.820% due 8/24/06 (c)	1,024,934
2,000,000	A3*	Ford Motor Credit Co., Notes, 7.600% due 8/1/05	2,077,262
3,250,000	AAA	General Electric Capital Corp., Global Medium-Term Notes, Series A, 3.500% due 8/15/07	3,266,523
2,775,000	A+	Goldman Sachs Group, L.P., Notes, 3.875% due 1/15/09	2,780,511
2,325,000	A	Household Finance Corp., Notes, 5.750% due 1/30/07	2,458,825
2,300,000	A1*	Lehman Brothers Holdings Inc., Notes, 4.000% due 1/22/08	2,338,093
2,525,000	A+	Merrill Lynch & Co., Notes, 3.125% due 9/14/07	2,525,098
2,550,000	Aa3*	Morgan Stanley, Notes, 5.800% due 4/1/07	2,707,728
3,425,000	AA	Principal Life Global Funding I, Secured Notes, 2.800% due 6/28/08 (f)	3,344,982
2,700,000	A	SLM Corp., Notes, 1.860% due 1/26/09 (c)	2,695,812
2,770,000	A-	Textron Financial Corp., Notes, 2.750% due 6/1/06	2,757,873

See Notes to Schedule of Investments.

SHORT-TERM INVESTMENT GRADE BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
Diversified Financial Services - 12.2% (continued)
		TIAA Global Markets:
$ 600,000	AAA	Notes, 5.000% due 3/1/07 (f)	$625,325
3,570,000	AAA	Sr. Notes, 3.875% due 1/22/08 (f)	3,620,901
2,780,000	AAA	Toyota Motor Credit Corp., Medium-Term Notes, 5.650% due 1/5/07	2,930,468
2,825,000	AAA	USAA Capital Corp., Notes, 4.000% due 12/10/07 (f)	2,884,495

			45,376,180

Insurance - 6.8%
3,425,000	AAA	AIG SunAmerica Global Financing IX, Notes, 5.100% due 1/17/07 (f)	3,572,830
3,500,000	AA	Allstate Financial Global Funding, Notes, 2.500% due 6/20/08 (f)	3,364,760
1,929,000	A1*	The Chubb Corp., Notes, 6.150% due 8/15/05	1,983,458
2,509,000	A-	The Hartford Financial Services Group Inc., Sr. Notes, 2.375% due 6/1/06	2,482,530
3,600,000	AA	Metropolitan Life Global Funding I, Notes, 2.600% due 6/19/08 (f)	3,475,285
3,000,000	AA	Monumental Global Funding II, Notes, 3.450% due 11/30/07 (f)	3,047,196
3,800,000	AA-	Nationwide Life Global Fund, Notes, 2.060% due 9/28/07 (c)(f)	3,799,487
3,645,000	AA	Protective Life U.S. Funding Trust, Notes, 5.875% due 8/15/06 (f)	3,841,994

			25,567,540

		TOTAL FINANCIALS	104,638,612

HEALTHCARE - 3.9%
Healthcare Services - 1.4%
2,625,000	A	UnitedHealth Group Inc., Sr. Notes, 3.300% due 1/30/08	2,610,129
2,725,000	A-	WellPoint Health Networks, Inc., Notes, 6.375% due 6/15/06	2,875,349

			5,485,478

Pharmaceuticals - 2.5%
2,800,000	AA	Abbott Laboratories, Notes, 5.625% due 7/1/06	2,932,485
3,750,000	AA	Eli Lilly & Co., Notes, 1.790% due 8/24/07 (c)	3,746,306
2,600,000	AAA	Merck & Co., Inc., Notes, 5.250% due 7/1/06	2,698,059

			9,376,850

		TOTAL HEALTHCARE	14,862,328

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.7%
475,000	BBB-	Northrop Grumman Corp., Notes, 8.625% due 10/15/04	475,848
2,000,000	A	United Technologies Corp., Notes, 7.000% due 9/15/06	2,140,242

		TOTAL INDUSTRIALS	2,616,090

UTILITIES - 1.4%
Gas Utilities - 0.7%
2,500,000	A	Keyspan Corp., Notes, 6.150% due 6/1/06	2,624,945

See Notes to Schedule of Investments.

SHORT-TERM INVESTMENT GRADE BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
Water Utilities - 0.7%
$2,289,000	BBB+	United Utilities, Notes, 6.450% due 4/1/08	$2,483,112

		TOTAL UTILITIES	5,108,057

		TOTAL CORPORATE BONDS AND NOTES (Cost - $194,450,136)	193,679,793

COLLATERALIZED MORTGAGE OBLIGATIONS - 21.1%
3,372,167	AAA	Bank of America Mortgage Securities, Series 2004-3, Class 1A17, 4.000% due 4/25/34	3,396,159
		Countrywide Home Loans:
2,613,620	AAA	Series 2003-HYB1, Class 1A1, 3.806% due 3/25/33 (c)	2,598,605
757,513	AAA	Series 2003-HYB3, Class 6A1, 4.007% due 11/19/33 (c)	736,661
		Fannie Mae:
3,688,440	AAA	Series 2003-W6, Class 1A21, 3.279% due 10/25/42	3,691,447
4,015,007	AAA	Series 2003-W8, Class 4A, 4.247% due 11/25/42 (c)	4,160,945
5,000,000	AAA	Series 2003-W12, Class 2A3, 2.420% due 6/25/43	4,949,660
995,879	AAA	Series 2003-W14, Class 1A1, 1.950% due 9/25/43	994,934
2,000,000	AAA	Series 2003-W15, Class 2A4, 4.250% due 8/25/43	2,020,286
2,710,976	AAA	Series 2004-T2, Class 2A, 4.141% due 7/25/43	2,785,279
		FHLMC:
417,893	AAA	Series 2525, Class AM, 4.500% due 4/15/32	402,000
1,109,528	AAA	Structured Pass Through Securities, Series T-51, Class 1A, 6.500% due 9/25/43	1,173,325
2,107,575	A	GSR Mortgage Trust, Series 2002-10, Class B2, 4.756% due 11/25/32 (c)	2,115,870
		MASTR:
1,706,228	AAA	Adjustable Rate Mortgages Trust, Series 2002-4, Class 3A1, 5.172% due 11/25/32 (c)	1,730,228
		Asset Securitization Trust:
367,286	AAA	Series 2003-4, Class 6A2, 4.375% due 5/25/33	360,100
1,830,783	AAA	Series 2004-1, Class 1A1, 5.000% due 2/25/34	1,833,662
		Merrill Lynch Mortgage Investors, Inc.:
2,986,721	AA	Series 2003-A2, Class 2M1, 5.125% due 3/25/33 (c)	3,021,229
4,500,000	AAA	Series 2003-A5, Class 2A3, 3.246% due 8/25/33 (c)	4,500,040
1,697,394	AAA	Series 2003-A6, Class 1A, 3.895% due 9/25/33 (c)	1,705,526
		Structured Asset Securities Corp.:
2,915,423	A	Series 2002-3, Class B2, 6.500% due 3/25/32	3,131,851
3,764,460	AAA	Series 2002-8A, Class 7A1, 3.041% due 5/25/32 (c)	3,828,968
1,727,563	A	Series 2002-11A, Class B2II, 5.720% due 6/25/32 (c)	1,758,130
1,879,159	A	Series 2002-16A, Class B2II, 6.692% due 8/25/32 (c)	1,909,640
2,500,000	AAA	Series 2003-36XS, Class A2, 3.420% due 11/25/33 (c)	2,500,319
2,545,540	AAA	Series 2003-2, Class 4A1, 4.260% due 3/25/34 (c)	2,540,041
1,690,112	AAA	Series 2004-4, Class 3A1, 3.640% due 4/25/34 (c)	1,655,119
1,326,080	AAA	Series 2004-5, Class 1A, 4.538% due 5/25/34 (c)	1,342,823
2,633,424	AAA	Series 2004-7, Class A1, 2.110% due 6/25/34 (c)	2,630,723
		Washington Mutual Mortgage Securities Corp.:
3,653,941	AAA	Series 2002-S3, Class 1B2, 6.500% due 6/25/32	3,834,349
2,786,166	AAA	Series 2002-AR14, Class A1 4.400% due 11/25/32 (c)	2,823,794

See Notes to Schedule of Investments.

SHORT-TERM INVESTMENT GRADE BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2004

FACE AMOUNT	RATING (a)	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 21.1% (continued)
$ 2,350,628	AAA	Series 2003-AR5, Class A7 4.208% due 6/25/33 (c)	$2,351,717
		Wells Fargo Bank:
3,258,129	Aaa*	Series 2003-4, Class A17, 4.500% due 6/25/33	3,278,628
2,985,456	A	Series 2004-I, Class B2 3.387% due 7/25/34 (c)	2,956,559

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $78,853,606)	78,718,617

ASSET-BACKED SECURITIES - 1.8%
3,000,000	AA	Countrywide Inc., Series 2002-S3, Class M1, 4.800% due 5/25/32	3,039,735
3,000,000	AAA	Hertz Vehicle Financing LLC, Series 2004-1A, Class A2, 2.380% due 5/25/08	2,941,768
645,633	AAA	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A1, 5.146% due 4/15/35	652,599

		TOTAL ASSET-BACKED SECURITIES (Cost - $5,737,412)	6,634,102

SOVEREIGN/SUPRANATIONAL - 1.9%
Canada - 0.7%
2,525,000	AA	Province of Ontario, Notes, 3.282% due 3/28/08	2,517,253

Italy - 0.7%
2,550,000	AA	Republic of Italy, Global Notes, 4.375% due 10/25/06	2,624,544

Supranational - 0.5%
2,000,000	AAA	International Bank for Reconstruction and Development, Global Notes, 3.500% due 10/22/04	2,001,540

		TOTAL SOVEREIGN/SUPRANATIONAL (Cost - $7,136,501)	7,143,337

REPURCHASE AGREEMENT (g) - 5.7%
21,383,000		UBS Securities Inc., 1.850% due 10/1/04; Proceeds at maturity - $21,384,099; (Fully collateralized by U.S. Government Agency Obligations and The International Bank for Reconstruction and Development Debentures, 1.300% to 8.875% due 1/15/05 to 5/15/30; Market value - $21,810,660) (Cost $21,383,000)	21,383,000

		TOTAL INVESTMENTS - 103.0% (Cost - $384,955,430**)	384,717,275
		Liabilities in Excess of Other Assets - (3.0)%	(11,350,476)

		NET ASSETS - 100.0%	$373,366,799

(a)	All ratings are by Standard & Poor’s Ratings Service, except for those that are identified by an asterisk (*), which are rated by Moody’s Investors Service.
(b)	A portion of this security is held as collateral for open futures contracts.
(c)	Variable rate security.
(d)	Security acquired under mortgage dollar roll agreement.
(e)	Security was acquired by Cingular Wireless LLC on October 27, 2004.
(f)	Securities is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

This security has been deemed liquid pursuant to guidelines established by the Board of Directors.

See Notes to Schedule of Investments.

SHORT-TERM INVESTMENT GRADE BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2004

(g)	All or a portion of this security is segregated for open futures contracts and/or to-be-announced securities.
**	Aggregate cost for Federal income tax purposes is substantially the same.

See pages 8 through 10 for definition of ratings and abbreviations.

Summary of Investments by Security Type***

Corporate Bonds and Notes	50.3%
Collateralized Mortgage Obligations	20.5
U.S Government Obligations and Agencies	20.1
Repurchase Agreement	5.6
Sovereign / Supranational	1.8
Asset-Backed Securities	1.7

100.0%

***	As a percentage of total investments. Please note that Fund holdings are as of September 30, 2004 and are subject to change.

See Notes to Schedule of Investments.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C — Bonds rated “BB” “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

Bond Ratings (unaudited) (continued)

A — Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa — Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR — Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short-Term Security Ratings (unaudited)

A-1 — Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

Abbreviations* (unaudited)

ABAG — Association of Bay Area Governments

ACA – American Capital Assurance

AIG — American International Guaranty

AMBAC — Ambac Assurance Corporation

BAN — Bond Anticipation Notes

BIG — Bond Investors Guaranty

CBI — Certificate of Bond Insurance

CGIC — Capital Guaranty Insurance Company

CHFCLI — California Health Facility Construction Loan Insurance

Abbreviations* (unaudited) (continued)

CONNIE LEE — College Construction Loan Insurance Association

COP — Certificate of Participation

EDA — Economic Development Authority

EDR — Economic Development Revenue

ETM — Escrowed To Maturity

FGIC — Financial Guaranty Insurance Company

FHA — Federal Housing Administration

FHLMC — Federal Home Loan Mortgage Corporation

FLAIRS — Floating Adjustable Interest Rate Securities

FNMA — Federal National Mortgage Association

FRTC — Floating Rate Trust Certificates

FSA — Financing Security Assurance

GIC — Guaranteed Investment Contract

GNMA — Government National Mortgage Association

GO — General Obligation

HDC — Housing Development Corporation

HFA — Housing Finance Authority

IDA — Industrial Development Authority

IDB — Industrial Development Board

IDR — Industrial Development Revenue

INFLOS — Inverse Floaters

ISD — Independent School District

LOC — Letter of Credit

MBIA — Municipal Bond Investors Assurance Corporation

MFH — Multi-Family Housing

MVRICS — Municipal Variable Rate Inverse Coupon Security

PCR — Pollution Control Revenue

PSF — Permanent School Fund

RAN — Revenue Anticipation Notes

RIBS — Residual Interest Bonds

RITES — Residual Interest Tax-Exempt Securities

TAN — Tax Anticipation Notes

TECP — Tax-Exempt Commercial Paper

TOB — Tender Option Bonds

TRAN — Tax and Revenue Anticipation Notes

SYCC — Structured Yield Curve Certificate

VA — Veterans Administration

VRDD — Variable Rate Daily Demand

VRWE — Variable Rate Wednesday Demand

XLCA — XL Capital Assurance Inc.

*	Abbreviations may or may not appear in the Schedule of Investments.

Notes to the Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

The Short-Term Investment Grade Bond Fund (“Fund”), a separate investment fund of the Smith Barney Funds, Inc (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation – U.S government agencies and obligations are valued at the mean between the bid and asked prices. Securities, other than U.S government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield, and maturity. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Securities maturing within 60 days are valued at cost, plus accreted discount, or minus amortized premium, which approximates value.

(b) Repurchase Agreements - When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts - The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

Notes to the Schedule of Investments (unaudited) (continued)

(d) Securities Traded on a To-Be-Announced Basis - The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, for example the face amount and maturity date in Government National Mortgage Association (“GNMA”) transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls - A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in investment income. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase the securities may be limited.

(f) Investment Transactions - Security transactions are accounted for on trade date.

2. Investments

At September 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,586,134
Gross unrealized depreciation	(1,824,289)

Net unrealized depreciation	$(238,155)

Notes to the Schedule of Investments (unaudited) (continued)

At September 30, 2004, the Fund had the following open futures contracts:

	# of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
5 Year U.S. Treasury Note 6.125%	20	12/04	$2,205,709	$2,215,000	$(9,291)

During the quarter ended September 30, 2004, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $29,676,563.

At September 30, 2004, the Fund held securities under outstanding mortgage dollar rolls with a total cost of $10,129,297.

ITEM 2. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Smith Barney Funds, Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date November 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date November 29, 2004

By	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer

Date November 29, 2004